EXHIBIT 99.2

Non-GAAP Reconciliations,
Financial Highlights, and Operating Statistics

(UNAUDITED)

Final

December 31, 2018

Reconciliation of Income (Loss) Attributable to The Williams Companies, Inc. to Adjusted Income
(UNAUDITED)
	2017					2018
(Dollars in millions, except per-share amounts)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

Income (loss) attributable to The Williams Companies, Inc. available to common stockholders	$373	$81	$33	$1,687	$2,174	$152	$135	$129	$(572)	$(156)

Income (loss) - diluted earnings (loss) per common share	$.45	$.10	$.04	$2.03	$2.62	$.18	$.16	$.13	$(.47)	$(.16)
Adjustments:
Northeast G&P
Share of impairment at equity-method investments	$—	$—	$1	$—	$1	$—	$—	$—	$—	$—
Impairment of certain assets	—	—	121	—	121	—	—	—	—	—
Ad valorem obligation timing adjustment	—	—	7	—	7	—	—	—	—	—
Settlement charge from pension early payout program	—	—	—	7	7	—	—	—	4	4
Organizational realignment-related costs	1	1	2	—	4	—	—	—	—	—
Total Northeast G&P adjustments	1	1	131	7	140	—	—	—	4	4
Atlantic-Gulf
Constitution Pipeline project development costs	2	6	4	4	16	2	1	1	—	4
Settlement charge from pension early payout program	—	—	—	15	15	—	—	—	7	7
Regulatory adjustments resulting from Tax Reform	—	—	—	493	493	11	(20)	—	—	(9)
Benefit of regulatory asset associated with increase in Transco’s estimated deferred state income tax rate following WPZ Merger	—	—	—	—	—	—	—	(3)	—	(3)
Share of regulatory charges resulting from Tax Reform for equity-method investments	—	—	—	11	11	2	—	—	—	2
Organizational realignment-related costs	1	2	2	1	6	—	—	—	—	—
Gain on sale of certain Gulf Coast pipeline assets	—	—	—	—	—	—	—	—	(81)	(81)
(Gain) loss on asset retirement	—	—	(5)	5	—	—	—	(10)	(2)	(12)
Total Atlantic-Gulf adjustments	3	8	1	529	541	15	(19)	(12)	(76)	(92)
West
Estimated minimum volume commitments	15	15	18	(48)	—	—	—	—	—	—
Impairment of certain assets	—	—	1,021	9	1,030	—	—	—	1,849	1,849
Settlement charge from pension early payout program	—	—	—	13	13	—	—	—	6	6
Organizational realignment-related costs	2	3	2	1	8	—	—	—	—	—
Regulatory adjustments resulting from Tax Reform	—	—	—	220	220	(7)	—	—	—	(7)
Charge for regulatory liability associated with the decrease in Northwest Pipeline’s estimated deferred state income tax rates following WPZ Merger	—	—	—	—	—	—	—	12	—	12
Gain on sale of Four Corners assets	—	—	—	—	—	—	—	—	(591)	(591)
Gains from contract settlements and terminations	(13)	(2)	—	—	(15)	—	—	—	—	—
Total West adjustments	4	16	1,041	195	1,256	(7)	—	12	1,264	1,269
Other
(Gain) loss related to Canada disposition	(2)	(1)	4	5	6	—	—	—	—	—
Expenses associated with strategic asset monetizations	1	4	—	—	5	—	—	—	—	—
Geismar Incident adjustments	(9)	2	8	(1)	—	—	—	—	—	—
Gain on sale of Geismar Interest	—	—	(1,095)	—	(1,095)	—	—	—	—	—
Gain on sale of RGP Splitter	—	(12)	—	—	(12)	—	—	—	—	—
Accrual for loss contingency	9	—	—	—	9	—	—	—	—	—
Severance and related costs	9	4	5	4	22	—	—	—	—	—
ACMP Merger and transition costs	—	4	3	4	11	—	—	—	—	—
Expenses associated with Financial Repositioning	8	2	—	—	10	—	—	—	—	—
(Gain) loss on early retirement of debt	(30)	—	3	—	(27)	7	—	—	—	7
Impairment of certain assets	—	23	68	—	91	—	66	—	—	66
Expenses associated with strategic alternatives	1	3	5	—	9	—	—	—	—	—
Settlement charge from pension early payout program	—	—	—	36	36	—	—	—	5	5
Regulatory adjustments resulting from Tax Reform	—	—	—	63	63	—	1	—	—	1
Benefit of regulatory assets associated with increase in Transco’s estimated deferred state income tax rate following WPZ Merger	—	—	—	—	—	—	—	(45)	—	(45)
WPZ Merger costs	—	—	—	—	—	—	4	15	1	20
Gain on sale of certain Gulf Coast pipeline systems	—	—	—	—	—	—	—	—	(20)	(20)
Charitable contribution of preferred stock to Williams Foundation	—	—	—	—	—	—	—	35	—	35
Total Other adjustments	(13)	29	(999)	111	(872)	7	71	5	(14)	69
Adjustments included in Modified EBITDA	(5)	54	174	842	1,065	15	52	5	1,178	1,250

Adjustments below Modified EBITDA
Gain on disposition of equity-method investment	(269)	—	—	—	(269)	—	—	—	—	—
Accelerated depreciation by equity-method investments	—	—	—	9	9	—	—	—	—	—
Change in depreciable life associated with organizational realignment	(7)	—	—	—	(7)	—	—	—	—	—
Gain on deconsolidation of Jackalope interest	—	—	—	—	—	—	(62)	—	—	(62)
Impairment of equity-method investments	—	—	—	—	—	—	—	—	32	32
Gain on deconsolidation of certain Permian assets	—	—	—	—	—	—	—	—	(141)	(141)
Allocation of adjustments to noncontrolling interests	77	(10)	(28)	(199)	(160)	(5)	21	—	—	16
	(199)	(10)	(28)	(190)	(427)	(5)	(41)	—	(109)	(155)
Total adjustments	(204)	44	146	652	638	10	11	5	1,069	1,095
Less tax effect for above items	77	(17)	(55)	(246)	(241)	(3)	(3)	(1)	(267)	(274)
Adjustments for tax-related items (1)	(127)	—	—	(1,923)	(2,050)	—	—	110	—	110

Adjusted income available to common stockholders	$119	$108	$124	$170	$521	$159	$143	$243	$230	$775
Adjusted diluted earnings per common share (2)	$.14	$.13	$.15	$.20	$.63	$.19	$.17	$.24	$.19	$.79
Weighted-average shares - diluted (thousands)	826,476	828,575	829,368	829,607	828,518	830,197	830,107	1,026,504	1,212,822	976,097
(1) The first quarter of 2017 includes an unfavorable adjustment related to the release of a valuation allowance. The fourth quarter of 2017 includes an unfavorable adjustment to reverse the tax benefit associated with remeasuring our deferred tax balances at a lower corporate rate resulting from Tax Reform. The third quarter of 2018 reflects tax adjustments driven by the WPZ Merger, primarily a valuation allowance for foreign tax credits.

(2) The sum of earnings per share for the quarters may not equal the total earnings per share for the year due to changes in the weighted-average number of common shares outstanding.

Reconciliation of Distributable Cash Flow (DCF)
(UNAUDITED)
	2017					2018
(Dollars in millions, except coverage ratios)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

The Williams Companies, Inc.
Reconciliation of GAAP "Net Income (Loss)" to Non-GAAP "Modified EBITDA", "Adjusted EBITDA" and "Distributable cash flow"

Net income (loss)	$569	$193	$125	$1,622	$2,509	$270	$269	$200	$(546)	$193
Provision (benefit) for income taxes	37	65	24	(2,100)	(1,974)	55	52	190	(159)	138
Interest expense	280	271	267	265	1,083	273	275	270	294	1,112
Equity (earnings) losses	(107)	(125)	(115)	(87)	(434)	(82)	(92)	(105)	(117)	(396)
Impairment of equity-method investments	—	—	—	—	—	—	—	—	32	32
Other investing (income) loss - net	(272)	(2)	(4)	(4)	(282)	(4)	(68)	(2)	(145)	(219)
Proportional Modified EBITDA of equity-method investments	194	215	202	184	795	169	178	205	218	770
Depreciation and amortization expenses	442	433	433	428	1,736	431	434	425	435	1,725
Accretion for asset retirement obligations associated with nonregulated operations	7	9	7	10	33	8	10	8	7	33
Modified EBITDA	1,150	1,059	939	318	3,466	1,120	1,058	1,191	19	3,388
EBITDA adjustments	(5)	54	174	842	1,065	15	52	5	1,178	1,250
Adjusted EBITDA	1,145	1,113	1,113	1,160	4,531	1,135	1,110	1,196	1,197	4,638

Maintenance capital expenditures (1)	(58)	(105)	(143)	(165)	(471)	(110)	(160)	(138)	(122)	(530)
Preferred dividends	—	—	—	—	—	—	—	—	(1)	(1)
Net interest expense - cash portion (2) (5)	(289)	(280)	(271)	(271)	(1,111)	(276)	(279)	(274)	(299)	(1,128)
Cash taxes	(5)	(1)	(11)	(11)	(28)	(1)	(10)	(1)	1	(11)
Income attributable to noncontrolling interests (3)	(27)	(32)	(27)	(27)	(113)	(25)	(24)	(19)	(28)	(96)
WPZ restricted stock unit non-cash compensation	2	1	1	1	5	—	—	—	—	—
Amortization of deferred revenue associated with certain 2016 contract restructurings (4)	(58)	(58)	(59)	(58)	(233)	—	—	—	—	—
Distributable cash flow (5)	$710	$638	$603	$629	$2,580	$723	$637	$764	$748	$2,872

Total cash distributed (6)	$400	$400	$400	$401	$1,601	$438	$443	$412	$411	$1,704

Coverage ratios:
Distributable cash flow divided by Total cash distributed (5)	1.78	1.60	1.51	1.57	1.61	1.65	1.44	1.85	1.82	1.69
Net income (loss) divided by Total cash distributed	1.42	0.48	0.31	4.04	1.57	0.62	0.61	0.49	(1.33)	0.11

(1) Includes proportionate share of maintenance capital expenditures of equity investments.
(2) Includes proportionate share of interest expense of equity investments.
(3) Excludes allocable share of certain EBITDA adjustments.
(4) Beginning first quarter 2018, as a result of the extended deferred revenue amortization period under the new GAAP revenue standard, we have discontinued the adjustment associated with these 2016 contract restructuring payments. For each quarter of 2018, the adjustments would have been $32 million, $31 million, $32 million, and $33 million, respectively.

(5) The first, second, and third quarters of 2018 have been corrected to increase amounts reported as Net interest expense - cash portion by $3 million, $4 million, and $4 million, respectively.
(6) Includes cash dividends paid each quarter by WMB, as well as the public unitholders share of distributions declared by WPZ for the 2017 periods and the first two quarters of 2018.

Reconciliation of "Net Income (Loss)" to “Modified EBITDA” and Non-GAAP “Adjusted EBITDA”
(UNAUDITED)
	2017					2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

Net income (loss)	$569	$193	$125	$1,622	$2,509	$270	$269	$200	$(546)	$193
Provision (benefit) for income taxes	37	65	24	(2,100)	(1,974)	55	52	190	(159)	138
Interest expense	280	271	267	265	1,083	273	275	270	294	1,112
Equity (earnings) losses	(107)	(125)	(115)	(87)	(434)	(82)	(92)	(105)	(117)	(396)
Impairment of equity-method investments	—	—	—	—	—	—	—	—	32	32
Other investing (income) loss - net	(272)	(2)	(4)	(4)	(282)	(4)	(68)	(2)	(145)	(219)
Proportional Modified EBITDA of equity-method investments	194	215	202	184	795	169	178	205	218	770
Depreciation and amortization expenses	442	433	433	428	1,736	431	434	425	435	1,725
Accretion expense associated with asset retirement obligations for nonregulated operations	7	9	7	10	33	8	10	8	7	33
Modified EBITDA	$1,150	$1,059	$939	$318	$3,466	$1,120	$1,058	$1,191	$19	$3,388

Northeast G&P	$226	$247	$115	$231	$819	$250	$255	$281	$300	$1,086
Atlantic-Gulf	450	454	430	(96)	1,238	451	475	492	605	2,023
West	385	356	(615)	286	412	413	389	412	(906)	308
Other	89	2	1,009	(103)	997	6	(61)	6	20	(29)
Total Modified EBITDA	$1,150	$1,059	$939	$318	$3,466	$1,120	$1,058	$1,191	$19	$3,388

Adjustments included in Modified EBITDA (1):

Northeast G&P	$1	$1	$131	$7	$140	$—	$—	$—	$4	$4
Atlantic-Gulf	3	8	1	529	541	15	(19)	(12)	(76)	(92)
West	4	16	1,041	195	1,256	(7)	—	12	1,264	1,269
Other	(13)	29	(999)	111	(872)	7	71	5	(14)	69
Total Adjustments included in Modified EBITDA	$(5)	$54	$174	$842	$1,065	$15	$52	$5	$1,178	$1,250

Adjusted EBITDA:

Northeast G&P	$227	$248	$246	$238	$959	$250	$255	$281	$304	$1,090
Atlantic-Gulf	453	462	431	433	1,779	466	456	480	529	1,931
West	389	372	426	481	1,668	406	389	424	358	1,577
Other	76	31	10	8	125	13	10	11	6	40
Total Adjusted EBITDA	$1,145	$1,113	$1,113	$1,160	$4,531	$1,135	$1,110	$1,196	$1,197	$4,638

(1) Adjustments by segment are detailed in the "Reconciliation of Income (Loss) Attributable to The Williams Companies, Inc. to Adjusted Income," which is also included in these materials.

Consolidated Statement of Operations
(UNAUDITED)
	2017					2018
(Dollars in millions, except per-share amounts)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

Revenues:
Service revenues	$1,261	$1,282	$1,310	$1,459	$5,312	$1,351	$1,340	$1,371	$1,440	$5,502
Service revenues - commodity consideration	—	—	—	—	—	101	94	121	84	400
Product sales	727	642	581	769	2,719	636	657	811	680	2,784
Total revenues	1,988	1,924	1,891	2,228	8,031	2,088	2,091	2,303	2,204	8,686
Costs and expenses:
Product costs	579	537	504	680	2,300	613	636	790	668	2,707
Processing commodity expenses	—	—	—	—	—	35	26	30	46	137
Operating and maintenance expenses	371	392	403	410	1,576	357	388	389	373	1,507
Depreciation and amortization expenses	442	433	433	428	1,736	431	434	425	435	1,725
Selling, general, and administrative expenses	161	153	138	142	594	132	130	174	133	569
Impairment of certain assets	1	25	1,210	12	1,248	—	66	—	1,849	1,915
Gain on sale of certain assets	—	—	(1,095)	—	(1,095)	—	—	—	(692)	(692)
Regulatory charges resulting from Tax Reform	—	—	—	674	674	—	—	—	(17)	(17)
Other (income) expense - net	4	6	24	37	71	29	1	(6)	43	67
Total costs and expenses	1,558	1,546	1,617	2,383	7,104	1,597	1,681	1,802	2,838	7,918
Operating income (loss)	430	378	274	(155)	927	491	410	501	(634)	768
Equity earnings (losses)	107	125	115	87	434	82	92	105	117	396
Impairment of equity-method investments	—	—	—	—	—	—	—	—	(32)	(32)
Other investing income (loss) - net	272	2	4	4	282	4	68	2	145	219
Interest incurred	(287)	(280)	(275)	(274)	(1,116)	(282)	(288)	(286)	(304)	(1,160)
Interest capitalized	7	9	8	9	33	9	13	16	10	48
Other income (expense) - net	77	24	23	(149)	(25)	21	26	52	(7)	92
Income (loss) before income taxes	606	258	149	(478)	535	325	321	390	(705)	331
Provision (benefit) for income taxes	37	65	24	(2,100)	(1,974)	55	52	190	(159)	138
Net income (loss)	569	193	125	1,622	2,509	270	269	200	(546)	193
Less: Net income (loss) attributable to noncontrolling interests	196	112	92	(65)	335	118	134	71	25	348
Net income (loss) attributable to The Williams Companies, Inc.	373	81	33	1,687	2,174	152	135	129	(571)	(155)
Preferred stock dividends	—	—	—	—	—	—	—	—	1	1
Net income (loss) available to common stockholders	$373	$81	$33	$1,687	$2,174	$152	$135	$129	$(572)	$(156)

Diluted earnings (loss) per common share:
Net income (loss) (1)	$.45	$.10	$.04	$2.03	$2.62	$.18	$.16	$.13	$(.47)	$(.16)

Weighted-average number of shares (thousands)	826,476	828,575	829,368	829,607	828,518	830,197	830,107	1,026,504	1,210,780	973,626

Common shares outstanding at end of period (thousands)	826,239	826,398	826,723	826,836	826,836	827,607	827,733	1,210,525	1,210,564	1,210,564
Market price per common share (end of period)	$29.59	$30.28	$30.01	$30.49	$30.49	$24.86	$27.11	$27.19	$22.05	$22.05
Cash dividends declared per share	$.30	$.30	$.30	$.30	$1.20	$.34	$.34	$.34	$.34	$1.36

(1) The sum of earnings (loss) per share for the quarters may not equal the total earnings (loss) per share for the year due to changes in the weighted-average number of common shares outstanding.

Northeast G&P
(UNAUDITED)
	2017					2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

Revenues:
Service revenues:
Nonregulated gathering and processing fee-based revenue	$182	$183	$182	$191	$738	$189	$196	$211	$226	$822
Other fee revenues	35	34	32	33	134	39	36	36	43	154
Nonregulated commodity consideration	—	—	—	—	—	4	4	6	6	20
Product sales:
NGL sales from gas processing	4	4	2	4	14	4	5	6	5	20
Marketing sales	64	48	59	106	277	89	65	57	35	246
Tracked product sales	—	—	—	—	—	5	5	6	5	21
Total revenues	285	269	275	334	1,163	330	311	322	320	1,283

Segment costs and expenses:
NGL cost of goods sold	4	1	2	1	8	4	5	6	5	20
Marketing cost of goods sold	65	48	59	106	278	90	65	57	36	248
Processing commodity expenses	—	—	—	—	—	2	2	3	2	9
Operating and administrative costs	86	88	99	103	376	85	91	96	108	380
Other segment costs and expenses	—	1	(1)	10	10	2	1	4	5	12
Impairment of certain assets	1	1	121	1	124	—	—	—	—	—
Tracked cost of goods sold	—	—	—	—	—	5	7	6	3	21
Total segment costs and expenses	156	139	280	221	796	188	171	172	159	690

Proportional Modified EBITDA of equity-method investments	97	117	120	118	452	108	115	131	139	493
Modified EBITDA	226	247	115	231	819	250	255	281	300	1,086
Adjustments	1	1	131	7	140	—	—	—	4	4
Adjusted EBITDA	$227	$248	$246	$238	$959	$250	$255	$281	$304	$1,090
NGL margin	$—	$3	$—	$3	$6	$2	$2	$3	$4	$11

Statistics for Operated Assets
Gathering and Processing
Gathering volumes (Bcf per day) - Consolidated (1)	3.32	3.28	3.28	3.37	3.31	3.38	3.45	3.67	4.02	3.63
Gathering volumes (Bcf per day) - Non-consolidated (2)	3.55	3.58	3.48	3.61	3.55	3.82	3.59	3.73	3.89	3.76
Plant inlet natural gas volumes (Bcf per day) (1)	0.39	0.40	0.45	0.50	0.43	0.49	0.55	0.52	0.52	0.52

Ethane equity sales (Mbbls/d)	2.32	2.34	1.71	0.98	1.83	1.33	3.17	2.74	2.80	2.52
Non-ethane equity sales (Mbbls/d)	1.09	1.13	1.17	0.90	1.07	0.79	1.09	1.49	1.28	1.16
NGL equity sales (Mbbls/d)	3.41	3.47	2.88	1.88	2.90	2.12	4.26	4.23	4.08	3.68

Ethane production (Mbbls/d)	17	22	17	22	20	23	27	26	20	24
Non-ethane production (Mbbls/d)	15	17	19	22	18	21	21	23	22	22
NGL production (Mbbls/d)	32	39	36	44	38	44	48	49	42	46

(1) Includes gathering volumes associated with Susquehanna Supply Hub, Ohio Valley Midstream, and Utica Supply Hub, all of which are consolidated.
(2) Includes 100% of the volumes associated with operated equity-method investments, including the Laurel Mountain Midstream partnership; and the Bradford Supply Hub and a portion of the Marcellus South Supply Hub within the Appalachia Midstream Services partnership. Volumes handled by Blue Racer Midstream (gathering and processing) and UEOM (processing only), which we do not operate, are not included.

Atlantic-Gulf
(UNAUDITED)
	2017					2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

Revenues:
Service revenues:
Nonregulated gathering & processing fee-based revenue	$127	$136	$133	$132	$528	$138	$128	$138	$137	$541
Regulated transportation revenue	354	358	380	408	1,500	413	406	411	508	1,738
Other fee revenues	34	34	31	33	132	32	34	34	34	134
Tracked service revenue	21	19	20	19	79	26	22	24	24	96
Nonregulated commodity consideration	—	—	—	—	—	15	12	18	14	59
Product sales:
NGL sales from gas processing	27	16	13	14	70	15	10	16	15	56
Marketing sales	90	75	66	81	312	45	57	67	53	222
Other sales	4	3	2	1	10	2	2	3	1	8
Tracked product sales	13	31	25	23	92	31	36	45	37	149
Total revenues	670	672	670	711	2,723	717	707	756	823	3,003
Segment costs and expenses:
NGL cost of goods sold	13	7	6	3	29	15	12	19	14	60
Marketing cost of goods sold	89	73	64	81	307	44	56	67	53	220
Other cost of goods sold	1	—	—	1	2	—	—	—	—	—
Tracked cost of goods sold	15	33	27	24	99	33	38	48	39	158
Processing commodity expenses	—	—	—	—	—	5	2	3	6	16
Operating and administrative costs	157	169	193	208	727	177	181	181	197	736
Other segment costs and expenses	(4)	(3)	(6)	26	13	(2)	(15)	(29)	14	(32)
Gain on sale of certain assets	—	—	—	—	—	—	—	—	(81)	(81)
Regulatory charges resulting from Tax Reform	—	—	—	493	493	11	(20)	—	—	(9)
Tracked operating and administrative costs	21	19	20	19	79	26	22	24	23	95
Total segment costs and expenses	292	298	304	855	1,749	309	276	313	265	1,163
Proportional Modified EBITDA of equity-method investments	72	80	64	48	264	43	44	49	47	183
Modified EBITDA	450	454	430	(96)	1,238	451	475	492	605	2,023
Adjustments	3	8	1	529	541	15	(19)	(12)	(76)	(92)
Adjusted EBITDA	$453	$462	$431	$433	$1,779	$466	$456	$480	$529	$1,931
NGL Margins	$14	$9	$7	$11	$41	$10	$8	$12	$9	$39

Statistics for Operated Assets
Gathering, Processing and Crude Oil Transportation
Gathering volumes (Bcf per day) - Consolidated (1)	0.32	0.29	0.31	0.30	0.31	0.29	0.23	0.26	0.24	0.26
Gathering volumes (Bcf per day) - Non-consolidated (2)	0.55	0.54	0.39	0.28	0.44	0.24	0.25	0.25	0.31	0.26
Plant inlet natural gas volumes (Bcf per day) - Consolidated (1)	0.56	0.57	0.52	0.54	0.55	0.54	0.43	0.51	0.53	0.50
Plant inlet natural gas volumes (Bcf per day) - Non-consolidated (2)	0.54	0.53	0.39	0.27	0.43	0.24	0.25	0.25	0.32	0.27
Crude transportation volumes (Mbbls/d)	131	135	137	136	134	142	132	147	140	140
Consolidated (1)
Ethane margin ($/gallon)	$.02	$.03	$.04	$.09	$.04	$.03	$.16	$.24	$.14	$.14
Non-ethane margin ($/gallon)	$.42	$.36	$.53	$.72	$.47	$.66	$.74	$.76	$.58	$.68
NGL margin ($/gallon)	$.26	$.23	$.26	$.46	$.28	$.40	$.48	$.51	$.36	$.43
Ethane equity sales (Mbbls/d)	6.09	3.74	4.29	2.36	4.11	2.82	1.91	3.05	2.98	2.69
Non-ethane equity sales (Mbbls/d)	8.64	5.82	3.50	3.42	5.33	3.87	2.35	3.14	3.21	3.14
NGL equity sales (Mbbls/d)	14.73	9.56	7.79	5.78	9.44	6.69	4.26	6.19	6.19	5.83
Ethane production (Mbbls/d)	14	14	13	14	14	12	12	15	16	14
Non-ethane production (Mbbls/d)	20	19	18	19	19	19	17	18	19	18
NGL production (Mbbls/d)	34	33	31	33	33	31	29	33	35	32
Non-consolidated (2)
NGL equity sales (Mbbls/d)	5	4	5	4	5	3	5	4	5	4
NGL production (Mbbls/d)	21	22	22	19	21	18	20	20	23	20
Transcontinental Gas Pipe Line
Throughput (Tbtu)	939.1	887.6	938.5	1,017.5	3,782.7	1,099.9	965.5	1,092.3	1,150.9	4,308.5
Avg. daily transportation volumes (Tbtu)	10.4	9.8	10.2	11.1	10.4	12.2	10.6	11.9	12.5	11.8
Avg. daily firm reserved capacity (Tbtu)	12.8	13.2	14.1	14.9	13.8	15.4	15.0	15.0	16.4	15.5

(1) Excludes volumes associated with equity-method investments that are not consolidated in our results.
(2) Includes 100% of the volumes associated with operated equity-method investments.

West
(UNAUDITED)
	2017					2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

Revenues:
Service revenues:
Nonregulated gathering & processing fee-based revenue	$363	$382	$398	$502	$1,645	$386	$398	$387	$335	$1,506
Regulated transportation revenue	117	112	113	118	460	109	104	106	110	429
Other fee revenues	38	33	33	37	141	36	32	40	41	149
Nonregulated commodity consideration	—	—	—	—	—	82	78	97	64	321
Tracked service revenues	—	—	—	—	—	—	1	—	—	1
Product sales:
NGL sales from gas processing	64	61	68	82	275	85	76	90	71	322
Olefin sales	1	—	—	—	1	—	—	—	—	—
Marketing sales	387	368	408	534	1,697	419	465	615	571	2,070
Other sales	4	5	9	20	38	10	9	16	3	38
Tracked product sales	—	1	—	1	2	16	10	11	(19)	18
Total revenues	974	962	1,029	1,294	4,259	1,143	1,173	1,362	1,176	4,854
Segment costs and expenses:
NGL cost of goods sold	27	31	31	32	121	85	81	101	66	333
Marketing cost of goods sold	386	375	397	527	1,685	418	458	605	587	2,068
Other cost of goods sold	3	3	10	20	36	7	8	12	2	29
Tracked cost of goods sold	—	—	—	—	—	16	10	12	(20)	18
Processing commodity expenses	—	—	—	—	—	30	20	26	40	116
Operating and administrative costs	210	216	203	201	830	193	215	200	166	774
Tracked operating and administrative costs	—	—	1	1	2	—	1	—	—	1
Other segment costs and expenses	(12)	(2)	(1)	15	—	6	10	19	15	50
Impairment of certain assets	—	1	1,021	10	1,032	—	—	—	1,849	1,849
Gain on sale of certain assets	—	—	—	—	—	—	—	—	(591)	(591)
Regulatory charges resulting from Tax Reform	—	—	—	220	220	(7)	—	—	—	(7)
Total segment costs and expenses	614	624	1,662	1,026	3,926	748	803	975	2,114	4,640
Proportional Modified EBITDA of equity-method investments	25	18	18	18	79	18	19	25	32	94
Modified EBITDA	385	356	(615)	286	412	413	389	412	(906)	308
Adjustments	4	16	1,041	195	1,256	(7)	—	12	1,264	1,269
Adjusted EBITDA	$389	$372	$426	$481	$1,668	$406	$389	$424	$358	$1,577
NGL margin	$37	$30	$37	$50	$154	$52	$53	$60	$29	$194

Statistics for Operated Assets
Gathering and Processing
Gathering volumes (Bcf per day) - Consolidated (1)	4.23	4.40	4.62	4.86	4.53	4.58	4.60	4.48	3.44	4.27
Gathering volumes (Bcf per day) - Non-consolidated (2)	—	—	—	—	—	—	—	0.15	0.16	0.08
Plant inlet natural gas volumes (Bcf per day) - Consolidated (1)	1.99	2.01	2.11	2.17	2.07	2.16	2.12	2.11	1.75	2.04
Plant inlet natural gas volumes (Bcf per day) - Non-consolidated (2)	—	—	—	—	—	—	—	0.12	0.13	0.06
Ethane equity sales (Mbbls/d)	3.00	10.55	10.87	11.90	9.11	19.01	10.23	12.19	16.40	14.44
Non-ethane equity sales (Mbbls/d)	19.52	19.53	20.49	20.80	20.09	19.83	18.80	19.48	14.40	18.12
NGL equity sales (Mbbls/d)	22.52	30.08	31.36	32.70	29.20	38.84	29.03	31.67	30.80	32.56
Ethane margin ($/gallon)	$.04	$.00	$.02	$.02	$.02	$.01	$.07	$.18	$.02	$.06
Non-ethane margin ($/gallon)	$.49	$.40	$.45	$.61	$.49	$.69	$.71	$.69	$.49	$.65
NGL margin ($/gallon)	$.43	$.26	$.30	$.39	$.34	$.35	$.48	$.49	$.24	$.39
Ethane production (Mbbls/d)	8	18	19	26	18	31	26	28	31	29
Non-ethane production (Mbbls/d) - Consolidated (1)	55	57	62	63	59	62	61	59	45	56
Non-ethane production (Mbbls/d) - Jackalope equity-method investment - 100%	—	—	—	—	—	—	—	5	5	3
NGL production (Mbbls/d)	63	75	81	89	77	93	87	92	81	88
NGL Transportation volumes (Mbbls) (3)	18,338	20,558	21,015	21,424	81,335	21,263	21,334	22,105	23,049	87,751
Northwest Pipeline LLC
Throughput (Tbtu)	219.0	165.4	156.4	209.1	749.9	226.1	188.1	193.5	212.3	820.0
Avg. daily transportation volumes (Tbtu)	2.4	1.8	1.7	2.3	2.1	2.5	2.1	2.1	2.3	2.2
Avg. daily firm reserved capacity (Tbtu)	3.1	3.1	3.1	3.1	3.1	3.1	3.1	3.1	3.1	3.1

(1) Excludes volumes associated with equity-method investments that are not consolidated in our results.
(2) Includes 100% of the volumes associated with operated equity-method investments, including the Jackalope Gas Gathering System and Rocky Mountain Midstream.
(3) Includes 100% of the volumes associated with operated equity-method investments, including the Overland Pass Pipeline Company and Rocky Mountain Midstream.

Capital Expenditures and Investments
(UNAUDITED)
	2017					2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year

Capital expenditures:
Northeast G&P	$58	$81	$173	$101	$413	$114	$104	$114	$139	$471
Atlantic-Gulf	388	398	371	508	1,665	764	746	549	359	2,418
West	57	58	94	76	285	69	74	96	93	332
Other	8	8	6	14	36	10	9	10	6	35
Total (1)	$511	$545	$644	$699	$2,399	$957	$933	$769	$597	$3,256

Purchases of investments:
Northeast G&P	$20	$26	$24	$29	$99	$20	$70	$114	$58	$262
Atlantic-Gulf	—	1	—	—	1	1	—	5	—	6
West	32	—	—	—	32	—	—	593	271	864
Total	$52	$27	$24	$29	$132	$21	$70	$712	$329	$1,132

Summary:
Northeast G&P	$78	$107	$197	$130	$512	$134	$174	$228	$197	$733
Atlantic-Gulf	388	399	371	508	1,666	765	746	554	359	2,424
West	89	58	94	76	317	69	74	689	364	1,196
Other	8	8	6	14	36	10	9	10	6	35
Total	$563	$572	$668	$728	$2,531	$978	$1,003	$1,481	$926	$4,388

Capital expenditures incurred and purchases of investments:
Increases to property, plant, and equipment	$569	$591	$666	$836	$2,662	$934	$930	$618	$539	$3,021
Purchases of investments	52	27	24	29	132	21	70	712	329	1,132
Total	$621	$618	$690	$865	$2,794	$955	$1,000	$1,330	$868	$4,153

(1) Increases to property, plant, and equipment	$569	$591	$666	$836	$2,662	$934	$930	$618	$539	$3,021
Changes in related accounts payable and accrued liabilities	(58)	(46)	(22)	(137)	(263)	23	3	151	58	235
Capital expenditures	$511	$545	$644	$699	$2,399	$957	$933	$769	$597	$3,256

Selected Financial Information
(UNAUDITED)
	2017				2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Selected financial information:
Cash and cash equivalents	$639	$1,918	$1,172	$899	$1,292	$275	$42	$168

Total assets	$47,512	$48,770	$46,120	$46,352	$47,052	$46,374	$47,153	$45,302

Capital structure:
Debt:
Commercial paper	$—	$—	$—	$—	$—	$—	$823	$—
Current	$—	$1,951	$502	$501	$501	$2	$33	$47
Noncurrent	$21,825	$21,325	$20,567	$20,434	$21,379	$21,313	$21,409	$22,367
Stockholders’ equity	$8,444	$8,306	$8,109	$9,656	$9,473	$9,345	$15,610	$14,660
Debt to debt-plus-stockholders’ equity ratio	72.1%	73.7%	72.2%	68.4%	69.8%	69.5%	58.8%	60.5%

Reconciliation of "Net Income (Loss)" to "Modified EBITDA", Non-GAAP "Adjusted EBITDA" and "Distributable Cash Flow"

	2019 Guidance
(Dollars in billions, except coverage ratios)	Low	Mid	High

Net income (loss)	$1.050	$1.200	$1.350
Provision (benefit) for income taxes		0.400
Interest expense		1.225
Equity (earnings) losses		(0.450)
Proportional Modified EBITDA of equity-method investments		0.825
Depreciation and amortization expenses and accretion expense associated with asset retirement obligations for nonregulated operations		1.800
Modified EBITDA	$4.850	$5.000	$5.150
Total Adjustments included in Modified EBITDA		—
Adjusted EBITDA	$4.850	$5.000	$5.150

Interest expense - net (1)		(1.235)
Maintenance capital expenditures (2)	(0.675)	(0.625)	(0.575)
Cash taxes - (Payment) Benefit		0.075
Income attributable to noncontrolling interests (NCI) and other		(0.115)

Distributable cash flow (DCF)	$2.900	$3.100	$3.300

Dividends paid		(1.850)
Excess cash available after dividends & distributions	$1.050	$1.250	$1.450

Dividend per share		$1.52

Coverage ratio (3)	1.57x	1.68x	1.78x

(1) Includes proportionate share of interest expense of equity investments.
(2) Includes proportionate share of maintenance capital expenditures of equity investments.
(3) Distributable cash flow / Dividends paid.

Reconciliation of Income (Loss) Attributable to The Williams Companies, Inc. to Adjusted Income

	2019 Guidance
(Dollars in billions, except per-share amounts)	Low	Mid	High

Net income (loss)	$1,050	$1,200	$1,350
Less: Net income (loss) attributable to noncontrolling interests	115	115	115
Net income (loss) attributable to The Williams Companies, Inc.	935	1,085	1,235

Adjustments:
Adjustments included in Modified EBITDA	—	—	—
Adjustments below Modified EBITDA	—	—	—
Total adjustments	—	—	—
Less tax effect for above items	—	—	—
Adjustments for tax related items	—	—	—
Adjusted income available to common stockholders	$935	$1,085	$1,235
Adjusted diluted earnings per common share	$0.77	$0.89	$1.01
Weighted-average shares - diluted (billions)	1,217	1,217	1,217